                                                                     Exhibit 4.1


      COMMON STOCK                                     COMMON STOCK

         LOGO                     [LOGO]                      LOGO
INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR CERTAIN DEFINITIONS
  THE STATE OF DELAWARE
                                                     CUSIP 871655 10 6
      PAR VALUE $0.01

                            SYPRIS SOLUTIONS, INC.

This Certifies that




is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF

=========================== SYPRIS SOLUTIONS, INC. =============================

transferable only on the books of Sypris Solutions, Inc. (the "Corporation") by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness whereof, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Countersigned and Registered:

       FIRST CHICAGO TRUST COMPANY OF NEW YORK
                     (New York, New York)                         Transfer Agent
                                                                   and Registrar

By

                                                            Authorized Signature
Dated:                            [LOGO]
          /s/ Richard L. Davis                        /s/ Jeffrey T. Gill
                SECRETARY                                 PRESIDENT and CEO

                            SYPRIS SOLUTIONS, INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
      JT TEN - as joint tenants with
               right of survivorship and not
               as tenants in common

                  UNIF GIFT MIN ACT -                Custodian
                                    -----------------         ------------------
                                        (Cust)                      (Minor)

                                        under Uniform Gifts to Minors Act

                                        ----------------------------------------
                                                        (State)

      Additional abbreviations may be used though not in the above list.

     For Value received,                   hereby sell, assign and transfer unto
                        -------------------

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------
                                                                        Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,                              X
      ---------------------------   --------------------------------------------
                                   X
                                    --------------------------------------------
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:
                     -----------------------------------------------------------
                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.